EXHIBIT 10.22

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ABSENT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SAME UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS ALSO SUBJECT TO THE TERMS SET FORTH IN THIS WARRANT.

DUSKA THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

Exercisable for	November 10, 2004
Shares of Common Stock

FOR VALUE RECEIVED, this certifies that                     , or registered assigns (the “Holder”), an assignee of Cato Holding Company doing business as Cato Venture Group (the “CVG”) is entitled, subject to the terms set forth below, to purchase from Duska Therapeutics, Inc., a Nevada corporation (the “Company”),                      shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company. The number, character and Exercise Price (defined in Paragraph 2) of such shares are subject to adjustment as provided in Paragraph 7. The term “Warrant,” as used herein, means this Warrant. “Common Stock Warrants” means, at any time and to the extent outstanding at such time, the warrants issued to other holders to whom rights represented by this Warrant are transferred pursuant to Paragraph 4 and the warrant, if any, issued to Holder in replacement for this Warrant following such transfer.

CVG received rights to this Warrant pursuant to the terms of the Special Compensation Arrangement described in Exhibit B-1 to the Amended and Restated Strategic Master Services Agreement, effective as of February 10, 2004 (the “SMSA”), between Duska Scientific Co., (“Duska Scientific”) a wholly owned subsidiary of the Company, and Cato Research Ltd., a North Carolina corporation and a wholly owned subsidiary of CVG. This Warrant was issued to Holder partially in lieu and in satisfaction of Duska Scientific’s obligation under the SMSA to issue to CVG a warrant to purchase 99,000 shares of its common stock (after reflecting a three-for-one stock split by Duska Scientific effected after February 10, 2004). CVG elected to transfer its rights to this Warrant to Holder. Capitalized terms used in this Warrant that are not otherwise defined shall have the meanings assigned in the SMSA.

1. Term of Warrant. Subject to the terms and conditions set forth below, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date of this Warrant and ending at 5:00 p.m., New York City time, on the first to occur of (i) October 31, 2009, or (ii) one (1) day prior to any Change in Control of the Company, so long as, in the case of clause (ii), the Company gives Holder thirty (30) days’ prior written notice of the event described in such clause. “Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or organization as a result of which holders of the voting capital stock of the Company prior to such merger or consolidation would receive or hold less than a majority of the shares of the voting capital stock of the surviving corporation or organization; (ii) the sale of a majority of the outstanding shares of the voting capital stock of the Company to one or more third parties in a single transaction or a series of related transactions; or (iii) a sale of all or substantially all of the assets of the Company to one or more third parties in a single transaction or a series of related transactions.

2. Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.04 per share of Common Stock, as adjusted from time to time pursuant to Paragraph 7 (such exercise price, as adjusted, is referred to as the “Exercise Price”).

3. Exercise of Warrant.

(a) Procedure. The purchase rights represented by this Warrant are exercisable by Holder in whole or in part, but not for less than one hundred (100) shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Paragraph 7), at any time, or from time to time, during the term of this Warrant, by the surrender of this Warrant and the annexed Notice of Exercise duly completed and executed on behalf of Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares to be purchased either in cash or by check acceptable to the Company in lawful money of the United States, or as set forth in subparagraph (b) below.

(b) Alternative Payment. If the fair market value of one (1) share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company), in which event the Company shall issue to Holder that number of shares of Common Stock computed using the following formula:

NS	=	WS (FMV-EP) FMV

Where:

NS = the number of shares of Common Stock to be issued to Holder upon exercise of this Warrant

WS = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

FMV = the fair market value of one share of Common Stock (at the date of such calculation) as determined below

EP = Exercise Price (as adjusted to the date of such calculation) of this Warrant

For purposes of the above calculation, the fair market value of a share of Common Stock shall be determined by the Board of Directors of the Company in good faith, with Holder’s representatives, if any, abstaining; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value per share shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal, averaged for the five (5) trading days prior to the date of determination of the fair market value.

(c) Issuance of Shares. The person entitled to receive the shares of Common Stock issuable upon the foregoing exercise or deemed exercise shall be treated for all purposes as holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

(d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

(e) Partial Exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4. Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Warrant Agent. The Company may, by written notice to Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in subparagraph (a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c) Transferability and Negotiability of Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, and applicable state securities laws, title to this Warrant may be transferred by Holder by executing the annexed Assignment Form and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of Warrant upon a Transfer. On surrender of this Warrant for transfer, properly endorsed on the Assignment Form, subject to the provisions of this Warrant concerning restrictions on transfer, the Company at its expense shall issue to or on the order of Holder a new warrant or warrants of like tenor, in the name of Holder or as Holder (on payment by Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise of this Warrant.

5. Compliance with Securities Act.

(a) Investment Representation. Holder agrees that this Warrant and the securities to be issued upon exercise hereof are being acquired for investment and that Holder will not offer, sell, or otherwise dispose of this Warrant or any securities to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, Holder shall be deemed to have repeated the representation in the immediately preceding sentence with respect to the securities purchased upon such exercise. This Warrant and all securities issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THE TRANSFER OR ENCUMBRANCE OF THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE RESTRICTED. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AS TO THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) Transfer of Warrant. This Warrant may not be offered for sale, sold, or otherwise disposed of without compliance with the Securities Act and applicable state securities laws. Prior to transfer such compliance shall be evidenced in a form reasonably acceptable to the

Company. Any person or entity to whom Holder permissibly transfers this Warrant shall be deemed to be the “Holder” for all purposes hereunder.

(c) Transfer of Securities Issued Upon Exercise. With respect to any offer, sale, or other disposition of any securities acquired pursuant to the exercise of this Warrant (including any shares of the Company’s common stock upon exercise of such securities) before registration of such shares, Holder agrees to give to the Company prior written notice of the same describing briefly the manner thereof, together with, if requested by the Company, a written opinion of Holder’s counsel, to the effect that such offer, sale, or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any other federal or state securities law then in effect) of such securities and indicating whether or not certificates for such securities to be sold or otherwise disposed of require legends as to applicable restrictions on transferability in order to ensure compliance with the Securities Act or other applicable securities laws. Upon receiving such written notice, the Company shall review the same and, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of such securities in accordance with the terms of the notice delivered to the Company; provided that if the Company has requested an opinion of counsel from Holder and the Company has determined such opinion is not reasonably satisfactory, then the Company shall so notify Holder and no sale or other disposition of the securities may be made. In addition to the foregoing, such securities may be offered, sold, or otherwise disposed of in accordance with Rule 144 under the Securities Act, provided that Holder furnishes the Company with such information and legal opinion as the Company may require to ensure compliance with the provisions of Rule 144 have been satisfied. Each certificate representing the shares of the Company’s capital stock thus transferred shall bear a legend as to the applicable restrictions on transfer by Holder, unless such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

6. Rights of Stockholders. Holder shall not be entitled to vote or receive dividends or be deemed a holder of the securities of the Company issuable upon exercise of this Warrant for any purpose, including, without limitation, for purposes of voting for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or giving or withholding consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or receiving notice of meetings, or receiving dividends or subscription rights until this Warrant shall have been exercised as provided in this Warrant.

7. Adjustments. The Exercise Price and the number of shares purchasable under this Warrant are subject to adjustment from time to time as follows:

(a) Merger, Sale of Assets, Etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, and subject to the provisions of Paragraph 1, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Warrant), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Paragraph. The foregoing provisions of this subparagraph shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) Reclassification, Etc. If the Company, at any time while this Warrant, or any portion of this Warrant, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Paragraph.

(c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion of this Warrant, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each adjustment in the Exercise Price pursuant to this subparagraph, the number of shares of such securities purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

(d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion of this Warrant, remains outstanding and unexpired Holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend (except for distributions specifically provided for in the foregoing subparagraphs (b) and (c) of this Paragraph), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been Holder of record of the security receivable upon exercise of this Warrant on the date of this Warrant and had thereafter, during the period from the date of this Warrant to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Paragraph.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Paragraph, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder of this Warrant against impairment.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

9. Amendment. Any term of this Warrant may be amended with the written consent of the Company and holders of Common Stock Warrants representing not less than fifty percent (50%) of the shares of Common Stock issuable upon exercise of all such warrants. Any amendment effected in accordance with this Paragraph shall be binding upon each of the holders of the Common Stock Warrants and the Company; provided, however, that no special consideration or inducement may be given to any such holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such holders equally and ratably in accordance with the number of shares of Common Stock issuable upon exercise of their Common Stock Warrants. The Company shall promptly give notice to all holders of Common Stock Warrants of any amendment effected in accordance with this Paragraph.

10. Miscellaneous.

(a) No Waiver. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(b) Severability. In the event that one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Binding Effect. This Warrant shall be binding upon and inure to the benefit of Borrower and Holder and their respective permitted successors and assigns, legal representatives and heirs.

(d) Governing Law. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the 10th day of November, 2004.

DUSKA THERAPEUTICS, INC.

By:

Title:

NOTICE OF EXERCISE

TO:                                                  , Inc. (the “Company”)

(1) The undersigned hereby elects to purchase shares of Common Stock of the Company, pursuant to the attached Warrant, and elects as follows:

☐	to purchase ______ of such shares under subparagraph 3(a) by payment of $______ for such shares, which amount is tendered with this notice; or

☐	to purchase such shares by payment under subparagraph 3(b) with the number of shares to be issued to be calculated in accordance with such subparagraph.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Signature of Holder:

(Date)
(Signature)

ASSIGNMENT FORM

TO:                                                  , Inc. (the “Company”)

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfer unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint                                                       attorney to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

The undersigned represents that, by assignment of this Warrant, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise of this Warrant or exercise thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise of this Warrant or exercise thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, and applicable state securities laws. Further, the undersigned represents that the Assignee acknowledges that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Signature of Holder:

(Date)	_________________________________
Signature